Investor Presentation March 2022 1 Exhibit 99.2

Cautionary Notes 2 Forward Looking Statements - Certain statements in this presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events and can be identified by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “pursue”, “anticipate” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the potential of quantum computing; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate its development of multiple generations of quantum processor; the outcome of any legal proceedings that may be instituted against Rigetti or others with respect to the Business Combination or other matters; the ability to meet stock exchange listing standards; the risk that the Business Combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Rigetti to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination and operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely affected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and profitability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the expected use of proceeds of the Business Combination; the sufficiency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including financial and credit market fluctuations, international trade relations, political turmoil, natural catastrophes, warfare (such as the conflict involving Russia and Ukraine), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the registration on Form S-4, the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Use of Non-GAAP Financial Metrics and Other Key Financial Metrics – This presentation includes Adjusted EBITDA, a non-GAAP financial measure that represents the Company’s net loss adjusted to exclude: depreciation, stock compensation, interest expense (net), change in fair value of warrant liabilities, change in fair value of forward contract agreement liabilities, gain on extinguishment of debt, and other non-recurring costs related to severance costs in connection with headcount reductions during the 2020 fiscal year as a result of the COVID-19 pandemic. The Company has included Adjusted EBITDA because it is used by management, and management believes it can serve as a helpful supplement, to evaluate its operating performance and trends, allocate internal resources, prepare and approve its annual budget, develop short and long-term operating plans, determine incentive compensation, and assess the health of its business. The Company believes that Adjusted EBITDA can provide useful supplemental information to investors about Rigetti, and management uses Adjusted EBITDA for period-to-period comparisons of its business as it removes the impact of certain non-cash items and certain variable charges. Adjusted EBITDA has limitations as an analytical tool, and you should not consider this metric in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are: 1) Adjusted EBITDA does not reflect other non-operating expenses, net of other non-operating income, including net interest expense; 2) Adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to the Company; 3) although depreciation reflects non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; 4) Adjusted EBITDA does not consider the impact of stock-based compensation expense 5) Adjusted EBITDA does not reflect acquisition-related expenses; 6) Adjusted EBITDA does not consider the impact of the gain on extinguishment of debt; and 6) other companies, including companies in Rigetti’s industry, may calculate Adjusted EBITDA differently and therefore Rigetti’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies, which reduces its usefulness as a comparative measure. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss, revenue, and the Company’s other GAAP results. A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, is included in the Appendix to this presentation. Use of Data - Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Rigetti has not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. References in this presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. Trademarks - This presentation contains trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. Cautionary Notes (continued) 3

World-changing opportunity Large untapped revenue opportunity expected to exceed current high performance compute and cloud hardware markets. Winning technology Superconducting quantum computers have the most qubits, the lowest error rates, and are scaling the fastest. Distinctive approach Proprietary chip architecture accelerates scaling and full-stack strategy shortens path to key business inflection points. Team to win 8+ year track record of pioneering leadership with multiple industry firsts, 140 patents and applications, combined with a deep and experienced team across business and technology. 9

Mission: Build the world’s most powerful computers to help solve humanity’s most important and pressing problems. 6

World-class technical talent drives culture of innovation 160+ Employees 50+ PhDs 120+ Technical staff 1K+ Peer reviewed publications PhDs from:

2019 32-qubit system developed and launched on Amazon Web Services 2013 Rigetti & Co, Inc. founded by Chad Rigetti, PhD as the first universal pure-play quantum computing company 2015 Established facility in Berkeley, CA with leading quantum computing modality: superconducting qubits 2017 Rigetti becomes 2nd company in history to build and deploy a universal gate-model quantum computer over the cloud 2021 First scalable quantum chip demonstrated based on Rigetti proprietary modular architecture 2016 Rigetti Fab-1 is commissioned as the first and only dedicated quantum chip fabrication facility 2018 First chemically accurate simulation on a cloud quantum computer 2014 Invented & patented hybrid quantum-classical co-processor architecture to practical quantum computing 2020 Selected to build first commercial quantum computer in the UK Pioneering industry leadership and operational execution 7

Pioneering industry leadership and operational execution

2015
Rigetti 3Q



2017-2018
Rigetti 4Q/8Q



2018-2020
Rigetti 16Q



2019-present
Rigetti 32/40Q



2021
Rigetti 80Q



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Strategic IP portfolio 140 patents and applications

Patent portfolio is designed to:[1,2]

- Protect Rigetti full-stack technology across hardware, software and services
- Protect the IP space for Rigetti technology roadmap
- Capture IP space beyond the current roadmap for future development of quantum computing in the 10–15 year time frame

Rigetti IP Portfolio Areas:[2]



21%
16%
10%
53%
Quantum computing systems, software & access
Algorithms & applications for problem solving
Quantum processor hardware
Chip design & fabrication

Key patented technology areas

Quantum computing systems, software & access	From hybrid quantum-classical computing and low-latency cloud platform architectures to gate formation methodologies for improved gate fidelity. *First Priority Date:* ***2014***[3]
Algorithms & applications for problem solving	From quantum instruction language compiler to quantum processor simulator. *First Priority Date:* ***2016***[3]
Quantum processor hardware	From interchip coupling and multi-chip modules to 3-D scaling and high density connectivity. *First Priority Date:* ***2015***[3]
Chip design & fabrication	From combined silicon semiconductors and MEMS process technologies to designs for improving processor fidelity. *First Priority Date:* ***2014***[3]

1 Data as of March 5, 2022. 2 Includes patents issued and pending - 50 US & 5 European patents have been granted; 85 patents are pending . 3 Earliest priority date per patent category

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1 Quantum computing is a world-changing opportunity. 9

Computing power scales linearly with each additional bit Quantum Bits (Qubits) Both 0 and 1 at the same time Classical Bits (Binary) Either 0 or 1 Computing power doubles with each additional qubit Harnessing nature’s operating system unlocks opportunity for exponential computational power 12 Solves problems by evaluating solutions sequentially. Solves problems by evaluating solutions simultaneously.

Climate Simulation Computational Fluid Dynamics Computer Vision Cybersecurity Energy Distribution Hypersonic Simulation Artificial Intelligence In-silico Drug Discovery Investment Risk Mitigation Portfolio Optimization Supply Chain Optimization Potential to unlock solutions to the most pressing and important problems while creating unimagined opportunities

Certain life science partners: Application Opportunity - Human health and longevity Potential Quantum Solution Direct quantum simulations may better predict properties, enabling candidate therapies to reach market faster. Problem Developing treatments for leading causes of death requires understanding the biochemical properties of potential therapies.1 Constraint Exact modeling of molecular and materials properties grows exponentially with each added atom. 1 Langione, Matt, “The Promise of Quantum Computers.” TED.

Certain partners on fusion energy: Application Opportunity - Clean energy Potential Quantum Solution Insights from quantum simulation may produce more realistic physical models of fusion, accelerating the path to clean energy. Problem Reliance on fossil fuels is accelerating climate change. Global energy use is expected to increase by 50% by 2050.1 Constraint Energy production in fusion reactors requires compressing plasma into extreme conditions where quantum effects cause exponentially complex behavior. 1 Kahan, Ari. “EIA Projects Nearly 50% Increase in World Energy Usage by 2050, Led by Growth in Asia.” U.S. Energy Information Administration, (EIA), 24 Sept. 2019.

Application opportunity - Faster & more accurate financial market insights

Problem

Optimizing investment positions and pricing decisions depends on accurate quantitative models that can swiftly respond to changing market conditions.

Constraint

Realistic models incorporating available data can be too slow and expensive to inform real-time decision making.

Potential Quantum Solution

Quantum enhanced machine learning and Monte Carlo simulation[1,2] may yield quantitative insights in a fraction of the time, allowing faster responses to market changes.

Certain partners on finance applications:

Nasdaq | standard chartered | UK Research and Innovation

1 "Goldman Sachs predicts quantum computing 5 years away from use in markets." *Financial Times*, 29 Apr. 2021.
2 Giurgica-Tiron, Tudor, et al. "Low Depth Algorithms for Quantum Amplitude Estimation." ArXiv:2012.03348 [Quant-Ph], Dec. 2020. arXiv.org.



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“Moore’s Law has finished.” - Jensen Huang, 2019 CEO, NVIDIA “Moore’s Law is dead. Moore’s Law is over.” - Mike Muller, 2018 CTO, ARM RISC 2x / 1.5 yrs (52% / yr) CISC 2x / 2.5 yrs (22% / yr) End of Dennard scaling Multicore 2x / 3.5 yrs (23% / yr) Amdahl’s Law 2x / 6 yrs (12% / yr) Processor performance Diminishing returns 2x / 20 yrs (3% / yr) Classical computers have hit fundamental limits 1980 1985 1990 1995 2000 2005 2010 2015 Performance of classical processors since 1980 17 Note CISC = Complex Instruction Set Computer. RISC = Reduced Instruction Set Computer Source Equity Research, Press, “Beyond Moore’s Law with Parallel Processing & Heterogeneous SoCs.” Embedded Computing Design, 1 Mar. 2021.

Scale: >1000 qubits Error Rates: < 0.5% Fully Programmable & Universal (run general quantum algorithms) Clock Speed: >1 MHz Manufacturable Co-processor (can be used alongside traditional computers) Delivered over the cloud Current Cloud HW Market3 Forecasted Quantum Computing Generated Operating Income1,2 Current HPC Market4 Requirements for practical workloads Large untapped opportunity for quantum computers that meet requirements for practical workloads 18 1 Langione et al., "Where Will Quantum computers Create Value - and When?" Boston Consulting Group, May 2019. 2 Hazan et al., "The Next Tech Revolution: Quantum Computing." McKinsey & Company, March 2020. 3 "Gartner Says Four Trends Are Shaping the Future of Public Cloud," Press Release, Gartner, Inc., August 2, 2021. 4 "High-Performance computing (HPC) Market By Component (Solutions, Services), By Deployment (Cloud-based, On-premises), By Application (Healthcare, gaming, Retail, BFSI, Government, Manufacturing, Education, Transportation, Others) and By Region, Forecast to 2028." Emergen Research, April 2021. $850B $40B $120B

2 Rigetti proprietary chip technology has the potential to unlock the quantum market. 19

Distinctive chip design & manufacturing capabilities drives innovation & value creation Leading research institutions leverage unique Rigetti quantum foundry capabilities Rapid design-fab-test iteration loops and short production cycles create compounding advantages over time 5–15 17–30 22–40 Processing Lead Time (weeks)

Rigetti technology progress towards quantum advantage 1 CLOPS is calculated as M × K × S × D / time taken where: M = number of templates = 100; K = number of parameter updates = 10; S = number of shots = 100 (or 1000); and D = number of QV layers = log2 QV. To Rigetti’s knowledge, CLOPS as a speed test has not been investigated or verified by any independent third party. In addition, while Rigetti applied the above formula in testing the speed of Aspen-M and Aspen-11, there is no guarantee that Rigetti applied the test in the same way as IBM and, as a result, any variability in the application of the test as between Rigetti, IBM or others in the industry that may apply CLOPS in the future could render CLOPS scores incomparable and actual relative performance may materially differ from reported results. Other than IBM, others in the industry have not announced CLOPS as a speed test. As a result, the speed of other competitors as measured by CLOPS is not currently known. In addition, the solution accuracy provided by quantum computers is another key factor, and a quantum computer that may be slower may be preferable to users if it provides a more accurate answer for certain applications. Moreover, the relative leads reflected by speed tests such as CLOPS can change as new generations of quantum computers are introduced by industry participants and, consequently, any advantages cannot be considered permanent and can be expected to change from time to time. Current CLOPS tests may not be indicative of the results of future tests. Scale: First company to patent and produce a modular, multi-chip quantum architecture— demonstrated on our commercially available 80Q chip— to solve key scaling challenges. Speed: Measured fast system speeds on 40-qubit and 80-qubit systems, according to the CLOPS metric.1 Fidelity: Next generation 9-qubit test chip demonstrated two qubit fidelities as high as 99.5%, crossing what is believed to be a significant threshold for achieving commercial quantum computing. Reprogrammability: Rigetti’s superconducting, gate-based systems are general purpose machines that should be able to run any quantum algorithm, provided the machine has the scale, fidelity, and other attributes needed to support the particular problem instance. Co-processing: Our systems leverage the patented hybrid quantum-classical architecture Rigetti has pioneered since 2014.

Proprietary modular chip architecture eliminates key scaling roadblocks Typical Quantum Chip Proprietary Quantum Chip Single-chip processors Large-scale processors built from identical tiles Entire re-design with each generation Component yield requirements increase exponentially with qubit count Scaling is slow and expensive Modular Manufacturable Scalable

Proprietary technology unlocked by 6+ years of fab-driven innovation


21 patents pending and issued[1]
Pictured: Rigetti modular, multi-chip quantum processor

Superconducting caps

Developed 2015 - 2018

Facilitates scaling and enhances performance[2]

Superconducting TSVs

Developed 2016 - 2019

Isolates on-chip components and maximizes performance[3]

Interchip Coupling

Developed 2018 - 2021

Interchip coupling enables fast gates and scaling qubit fabric across multiple chips[4]


+
+

1 Covering aspects of the modular, multi-chip quantum processor and the modular system architecture described herein. 2 O'Brien, William, et al. "Superconducting Caps for Quantum Integrated Circuits." *ArXiv:1708.02219 [Physics, Physics:Quant-Ph]*, Aug. 2017. *arXiv.org*. 3 Vahidpour, Mehrnoosh, et al. "Superconducting Through-Silicon Vias for Quantum Integrated Circuits." *ArXiv:1708.02226 [Physics, Physics:Quant-Ph]*, Aug. 2017. *arXiv.org*. 4 Gold, Alysson, et al. "Entanglement Across Separate Silicon Dies in a Modular Superconducting Qubit Device." *ArXiv:2102.13293 [Quant-Ph]*, Mar. 2021. *arXiv.org*.

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Scale: World’s first multi-chip quantum processor available on Rigetti QCS and AWS Braket The 80Q Aspen-M processor leverages Rigetti’s proprietary multi-chip technology and is assembled from two 40-qubit chips. Aspen-M is currently available directly on Rigetti Quantum Cloud Services and AWS Braket. Rigetti expects Aspen-M to be available through Microsoft Azure Quantum, Strangeworks QC™ and Zapata’s Orquestra™ platform in the coming months.

Speed: Rigetti demonstrates fast performance on CLOPS speed test



Aspen-11
Aspen-M-1
CLOPS
10000
8000
6000
4000
2000
1000
800
600
80
100
200
400
600
800
1000
2000
Number of Shots
892
844
4465
4160
8333
7512

CLOPS[1], or circuit layer operations per second, characterizes quantum processing speeds inclusive of gate speeds, reprogrammability, and co-processing capabilities, among other factors.

1 CLOPS is calculated as M × K × S × D / time taken where: M = number of templates = 100; K = number of parameter updates = 10; S = number of shots = 100 (or 1000); and D = number of QV layers = log2 QV. To Rigetti's knowledge, CLOPS as a speed test has not been investigated or verified by any independent third party. In addition, while Rigetti applied the above formula in testing the speed of Aspen-M and Aspen-11, there is no guarantee that Rigetti applied the test in the same way as IBM and, as a result, any variability in the application of the test as between Rigetti, IBM or others in the industry that may apply CLOPS in the future could render CLOPS scores incomparable and actual relative performance may materially differ from reported results. Other than IBM, others in the industry have not announced CLOPS as a speed test. As a result, the speed of other competitors as measured by CLOPS is not currently known. In addition, the solution accuracy provided by quantum computers is another key factor, and a quantum computer that may be slower may be preferable to users if it provides a more accurate answer for certain applications. Moreover, the relative leads reflected by speed tests such as CLOPS can change as new generations of quantum computers are introduced by industry participants and, consequently, any advantages cannot be considered permanent and can be expected to change from time to time. Current CLOPS tests may not be indicative of the results of future tests.

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Fidelity: Rigetti measures gate fidelities as high as 99.5% Next-generation chip architecture demonstrated fidelities that cross what is believed to be a key threshold for commercial quantum computing. Internal measurements on next gen 9-qubit test device demonstrated two qubit gate fidelities as high as 99.5% and a median fidelity of 99.2%. Once scaled, Rigetti intends to incorporate the new design into its proprietary modular chip architecture, with the goal of bringing together advancements in scalability, speed and fidelity.

Modular system architecture designed for rapid scaling to advantage and beyond 8Q 16Q 32Q 2018 2019 2020 40Q 2021 80Q 2021 Multi-chip Processor 1,000+Q 2024 4,000+Q 2026 Advantage Scale Performance (target)1 Beyond 1,000,000+Q Large Scale Fault Tolerance multiplexed readout superconducting caps and vias multi-chip, high density I/O, 3D signaling error mitigation tunable coupling, increased connectivity, scalable packaging, error correction fault-tolerant (target)1 (target)1 Narrow Quantum Advantage Broad Quantum Advantage 1 Future system capabilities and dates are targets, and targets may not be achieved on expected timelines or at all

3 Partnerships help accelerate commercialization

Rigetti Quantum Cloud Services has potential to deliver practical workloads to the mainstream market

Enterprise
Nasdaq
Deloitte.
standard chartered
astex pharmaceuticals

Academia
Northwestern University
The University of Arizona

Startups
Phasecraft
Entropica Labs
Zapata

Government
DARPA
NASA
U.S. Air Force

Cirq | Qiskit | rigetti PyQuil | Jupyter | APIs & SDKs

aws
Azure
Strangeworks
Partner Quantum Services

Oak Ridge National Laboratory
Fermilab
Partner HPC

Partner Cloud Services

Customer Hybrid Cloud

Rigetti hybrid co-processing[1,2]
AMPERE

Rigetti quantum computing systems

Pure Play Advantage

Rigetti plans to grow its partnerships with the existing cloud and HPC providers to deliver Quantum Computing as a Service (QCaaS) to end users.

Production quantum computing system integrated with QCS

rigetti

1 Smith, Robert S., et al. "A Practical Quantum Instruction Set Architecture." *ArXiv:1608.03355 [Quant-Ph]*, Feb. 2017. *arXiv.org*. 2 U.S. Patents 10,127,499, 10,402,743, 10,650,324, 10,956,830 and patents pending

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Partners & customers recognize Rigetti technology leadership Collaborations accelerate the path to advantage: Rigetti is the lead industry partner of a US Quantum Information Research Center Superconducting Quantum Materials and Systems Center: One of five national DOE QIS Research Centers Five-year, $115M effort 20 partner institutions with 80+ experts from academia, industry, and government

Rigetti partners with Ampere to target ML market The strategic partnership is designed to develop cloud-native hybrid quantum-classical computers with the goal of creating a hybrid computing environment intended to meet the rigorous demands of machine learning applications. “We believe that Ampere and Rigetti will enable quantum computations of increased complexity, with the potential for higher performance at lower costs.” - Renee James, Ampere founder & CEO

Rigetti and Zapata intend to build first commercial hybrid quantum-classical compilation stack for application development "This first-of-its-kind integration is great news for enterprises that are focused on getting to production with quantum computing. We’ve partnered with Rigetti for years and integrated previous generations of quantum processors— but this latest compilation toolchain we are building in collaboration with Rigetti could substantially enhance early adopters' capability to develop quantum-enabled workflows for production." - Yudong Cao, CTO, Zapata

Rigetti partners with Microsoft Azure Quantum Rigetti announced in December 2021 that it is bringing Rigetti quantum computers to Azure Quantum When the 80Q Rigetti system becomes available on Azure Quantum, it will be the largest quantum computer available on the service.

Rigetti and Nasdaq are teaming up with the intent to pursue quantum advantage in the financial industry. They plan to explore applications like fraud detection, order matching, and risk management. The two companies plan to develop algorithms and software with the goal of demonstrating quantum advantage for the identified problems. Rigetti collaborates with Nasdaq

Rigetti partners with Deloitte and Strangeworks “The scalability and speed of Rigetti’s new processors is impressive and opens the door to new possibilities for quantum application developers and researchers,” - William Hurley, founder and CEO of Strangeworks “As quantum computing continues to advance, organizations should explore the potential of quantum technologies to understand how they can advance their business models in the future.” - Scott Buchholz, managing director, Deloitte Consulting LLP

DOE Quantum Information Science Research Center Rigetti is the lead industry partner of the Superconducting Quantum Materials and Systems Center, headed by Fermilab. SQMS brings together over 20 partner institutions, including Northwestern University, Ames Laboratory, Goldman Sachs, Lockheed Martin, NIST, and more.

Rigetti selected for Phase 2 of DARPA ONISQ program The full-stack collaboration focuses on solving a class of complex scheduling problems, which have important implications for national security, such as real-time strategic asset deployment, as well as commercial applications including global supply chain management, network optimization, and vehicle routing.

Rigetti leads consortium to deploy quantum computer to the United Kingdom “The UK is investing in quantum technologies not only to create society-changing products and services but also to grow talent and expertise, create new jobs and turn outstanding science into economic prosperity. I am delighted that Rigetti—a global leader in quantum computing—have chosen to invest in the UK through this project, building on the close relationships they have already forged with UK companies and research organisations.” - Roger McKinlay, UK Research & Innovation

Our business model is Quantum Computing as a Service QCaaS revenue stream is supported by a mix of quantum computers with different capabilities. 14 production systems expected to fit in a standard size basketball court. Currently have an 80Q and 40Q system commercially available. Building from our existing customer base, we expect accelerating growth in revenue per customer and number of customers. Customer growth driven by quantum advantage demonstrations across machine learning, optimization, and simulation in numerous industries. Deep relationships with heavily invested enterprises QCaaS Direct Customers QCaaS Distribution Customers Small number of partners reach large number of end-users Full-stack integration of workloads through QCS Partnered distribution through major public, private, and HPC clouds QCaaS Customers Efficiently served via small QCaaS footprint

Select Financial Data Fiscal Year 20211 Item (millions) FY21 FY20 YoY Change Revenue $8.2M $5.5M +$2.7M Gross Margin 80% 73% +7% GAAP Operating Loss ($34.1M) ($35.1M) +$1M Net Loss2 ($38.2M) ($26.1M) -$12.1M Adjusted EBITDA3 ($27.5M) ($27.5M) - Net proceeds from Supernova combination ~$205.0M Shares Outstanding as of March 2, 2022 113.8M Publicly Traded Warrants as of March 2, 2022 8.6M 1 11 months ended December 31st. Fiscal year-end was changed from January 31st to December 31st in fiscal 2021. 2 YoY net loss delta reflects change in FMV of ($1.7M) of warrant liability and approx. ($2.5M) in interest exp. in fiscal 2021 and gain on extinguishment of debt in prior fiscal year 2020. 3 Adjusted EBITDA represents our net loss adjusted to exclude: depreciation, stock compensation, interest expense (net), change in FMV of warrant liabilities and forward contract agreement liabilities and other non-recurring costs. Other

Rigetti Holdings, Inc. Reconciliation of Net Loss to Adjusted EBITDA    (Millions) 11 Months Ended Year Ended     December 31, January 31, 2021 (fiscal year 2021) 2021 (fiscal year 2020) Net loss $ (38.2) $ (26.1) Excluding:     Depreciation 4.7 4.3 Stock compensation 1.7 2.5   Interest expense (net) 2.5 (0.01) Change in fair value of warrant liabilities 1.6 —   Change in fair value of forward contract agreement liabilities 0.2   Gain on extinguishment of debt — (8.9)   Other non-recurring costs1   0.7 Adjusted EBITDA $ (27.5) $ (27.5) 1 Other non-recurring non-operating costs related to severance costs in connection with headcount reductions during the 2020 fiscal year as a result of the COVID-19 pandemic, of which $0.3M is reflected as R&D and $0.4M is reflected as G&A in fiscal year 2020